 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 8, 2008

PARKS! AMERICA, INC.

(Exact name of registrant as specified in charter)

Nevada	333-127199	91-0626756
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

3420 Ocean Park Boulevard, Suite 3000, Santa Monica, CA 90405

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 450-9100

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On July 8, 2008, Parks! America, Inc. (the “Company”) received notification from Madsen & Associates, Inc. (“Madsen”) that it was resigning as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2007, and any subsequent period through July 16, 2008, (i) there were no disagreements between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Madsen would have caused Madsen to make reference to the matter in its reports on the Company's financial statements, and (ii) Madsen’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2007 and through July 16, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On July 28, 2008, the Company provided Madsen with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Madsen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements  Madsen, as of the date hereof, has not advised as to its timing of the review of this disclosure or the release of its letter stating that it agreed with the statements made herein or the reasons why it disagreed.  Upon receipt, the letter from Madsen will be filed as an amendment to this Form 8-K.

New independent registered public accounting firm

On July 16, 2008, the Company engaged Stonefield Josephson, Inc. (“Stonefield”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on June 18, 2008.

During the year ended December 31, 2007 and any subsequent period through July 16, 2008, the Company did not consult with Stonefield regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKS! AMERICA, INC.

Date: July 28, 2008	By: /s/ Richard Jackson
Name: Richard Jackson
Chief Financial Officer,

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